SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO.1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JULY 15, 1999
                                (Date of Report)

                              AVIS RENT A CAR, INC.
             (Exact Name of Registrant As Specified In Its Charter)

        DELAWARE                       1-13315                   11-3347585
(State of Incorporation)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)

          900 Old Country Road                                   11530
            Garden City, NY                                    (Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (516) 222-3000
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable

ITEM 5.  OTHER EVENTS.

         Not applicable

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following document, which was originally filed as an exhibit to Avis Rent A Car, Inc.'s Current Report on Form 8-K, dated July 15, 1999, is being refiled to include certain information inadvertently omitted from such original filing.

Exhibit No.   Exhibit Description

99.4 Certificate of Designation of Powers, Preferences and Special Rights of Series A Cumulative Participating Redeemable Convertible Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Avis Fleet Leasing and Management Corporation.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                               AVIS RENT A CAR, INC.
                               (Registrant)

                               By /s/ Kevin M. Sheehan
                                 -----------------------------------------------
                                 Kevin M. Sheehan
                                 President -- Corporate and Business Affairs and Chief Financial Officer

Date:  8/10/99

                                  Exhibit Index

Exhibit No.   Exhibit Description

99.4 Certificate of Designation of Powers, Preferences and Special Rights of Series A Cumulative Participating Redeemable Convertible Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Avis Fleet Leasing and Management Corporation.